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                                                                   EXHIBIT 10.10

                     EIGHTH AMENDMENT TO CREDIT AGREEMENT
                             (WITH BORROWING BASE)

     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of December 7, 1995, (the "Effective Date") is by and between ERC INDUSTRIES, INC. ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

     The Bank and the Borrower have entered into a Credit Agreement (Borrowing
Base), dated as of February 25, 1991 (the "Credit Agreement") as amended by that certain First Amendment to Credit Agreement (Borrowing Base), dated effective as of August 31, 1991 (the "First Amendment"), by Second Amendment to Credit Agreement (With Borrowing Base), dated effective as of January 3, 1992 (the "Second Amendment"), by Third Amendment to Credit Agreement (With Borrowing
Base), dated effective as of May 31, 1992 (the "Third Amendment"), by Fourth Amendment to Credit Agreement (With Borrowing Base), dated effective as of December 30, 1992 (the "Fourth Amendment"), by Fifth Amendment to Credit Agreement (Borrowing Base) dated effective as of February 28, 1994 (the "Fifth Amendment"), by Sixth Amendment to Credit Agreement (Borrowing Base) dated effective as of February 27, 1995 (the "Sixth Amendment"), and by Seventh Amendment to Credit Agreement (Borrowing Base) dated effective as of July 3, 1995 (the "Seventh Amendment"). The "Credit Agreement" shall refer to the Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein. The "Agreement" shall also refer to the Credit Agreement as amended by this Amendment.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

1. Annex III, the Financial Covenants of the Credit Agreement, is hereby amended by replacing Annex III of the Credit Agreement with the Annex III attached hereto and hereby incorporated in the Agreement by reference for all purposes.

2. Borrower confirms and ratifies each of the liens, security interests and other interests granted to Bank in each of all security agreements executed in connection with, related to, or securing the Note and the L/C Obligations as extending to and securing the Loans, L/C Obligations, the Note and the Note

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    2 including but not limited to, each of those interests and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that the Collateral as described in any security agreement including any supplemental security agreements executed in connection with related to, or securing the Note, or any other indebtedness of Borrower to Bank including, but not limited to, the following security agreements (including any amendments and supplements thereto) executed by Borrower and delivered to Bank: Security Agreement - (Accounts, Inventory, Equipment, Fixtures, General Intangibles, Other) dated February 26, 1991; Agreement and First Amendment to Security Agreement effective as of February 26, 1991; and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of or on or about the Effective Date (each and all "Security Agreements") secures each all indebtedness of all character and kind related to or evidenced by the Note, the Note 2, the L/C Obligations and the Loan Documents.

3. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and
    (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below and receipt of additional documents in Proper Form as Bank may require in connection with this Amendment.

5. Borrower further acknowledges that each of the other Loan Documents are in all respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, confirmed, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

8. This Amendment and the Credit Agreement as amended by this Amendment shall be included within the definition of "Loan Documents" as used in the

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    Credit Agreement and "Agreement", as used in the Credit Agreement, shall mean the Credit Agreement as amended by this Amendment.

9. WAIVER AGREEMENT. Pursuant to Section 5.2 of the Agreement, Borrower agreed to comply with and maintain the financial covenants set forth on Annex III of the Credit Agreement, including maintaining a maximum Debt to Net Worth ratio of not more than 1.0 : 1.0. Borrower has informed Bank that Borrower is out of compliance with this covenant for the periods ended June 30, 1995 through October 31, 1995. Although Borrower is in default under the Credit Agreement because of the failure to comply with the above-referenced covenant as required, Bank is electing to waive this specific default but only for the time period ended June 30, 1995 through October 31, 1995. This waiver does not constitute a waiver of any other defaults that may currently exist or that may hereafter occur, including but not limited to the above cited Section of the Agreement. Bank's delay in exercising any of its rights under the Credit Agreement does not constitute a waiver of any rights or interests of Bank except as specifically agreed to in writing by Bank. This
    Section is not a general waiver of the above-referenced covenant or any other requirements contained in this Agreement or any other Loan Document. In the past Bank may have made advances under the Commitment at times when Borrower did not satisfy all of the conditions precedent to advances and/or because Borrower was in default under the Credit Agreement. Bank has the right to refuse to fund an advance at any time that Borrower is not in compliance with the terms of the Agreement. If Bank elects to make any advance to Borrower while Borrower is out of compliance with the Agreement, the making of such advances shall not constitute a waiver of any defaults then existing or thereafter arising under the Agreement, and will not constitute the agreement of Bank to make further advances in similar circumstances. This Section constitutes the only evidence of Bank's waiver of compliance with the above cited Section of the Credit Agreement.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN DOCUMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

     BORROWER:                         ERC INDUSTRIES, INC.



                                       By:
                                          ---------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------


     BANK:                             TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:
                                          ---------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------

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